As filed with the Securities and Exchange Commission on February 8, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22727

Cushing MLP Infrastructure Fund
(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440 Dallas, TX 75225
(Address of principal executive offices) (Zip code)

Jerry V. Swank
8117 Preston Road, Suite 440 Dallas, TX 75225
(Name and address of agent for service)

214-692-6334
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2012

Item 1. Reports to Stockholders.

 THE CUSHING® MLP INFRASTRUCTURE FUND

ANNUAL REPORT

 NOVEMBER 30, 2012

The Cushing® MLP Infrastructure Fund

TABLE OF CONTENTS

Unitholder Letter	1
Allocation of Portfolio Assets	4
Schedule of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Statement of Cash Flows	10
Financial Highlights	11
Notes to Financial Statements	12
Report of the Independent Registered Public Accounting Firm	16
Trustees and Executive Officers	17
Additional Information	19
Board Approval of Investment Management Agreement	21

The Cushing® MLP Infrastructure Fund
UNITHOLDER LETTER

Dear Fellow Unitholder,

The latter half of 2012 was both encouraging and disappointing.  Global and macro-economic issues continued to add volatility to the domestic equity markets.  Domestic political issues also continued to wreak havoc on the markets.  While individual optimism improved on better U.S. economic data, strong corporate earnings, signs of progress in resolving the European debt crisis, and additional stimulus by the Federal Reserve (“QE3”), investors remained cautious, seeking clear evidence that the economy was not entering a “double-dip” recession.  Growth and development in the domestic energy sector continued to be a driving force behind the U.S. economic recovery.  We continued to see dramatic increases in crude oil and natural gas liquids (“NGL”) production from existing and new basins due to the increased use of horizontal drilling and hydraulic fracturing.

MLP Market Review

In line with our expectations, the master limited partnership (“MLP”) sector experienced generally positive returns for the year, which was a function of both yield and distribution growth.  There were certainly names within the crude oil and NGL infrastructure sub-sectors that performed better than we expected.  We were positively surprised by the sheer number of organic opportunities within many businesses, as well as the resulting amount of accretive income management teams were willing to pay out in the form of distributions to shareholders.  As an example, Sunoco Logistics Partners, LP (NYSE: SXL) increased its distribution by approximately 10% sequentially for each of the second and third quarters of the year.

Fund Performance

The Cushing® MLP Infrastructure Fund completed its one year fiscal period ended November 30, 2012 with positive performance.  For the period, the Fund delivered a 14.72% net total return, versus total returns of 16.13% for the S&P 500 Total Return Index and 10.89% for the Cushing 30® MLP Index (Total Return), respectively.

Attribution for the year ending November 30, 2012 was driven by the Fund’s Crude Oil and Refined products portfolio companies as well as exposure to MLP General Partners.  The top contributors were Plains All American Pipeline LP (NYSE: PAA), which is one of the largest crude oil transportation and storage companies, Genesis Energy LP (NYSE: GEL), which has a diverse business model focused on crude oil transportation, including marine transportation, refinery services and crude supply and logistics, and Magellan Midstream Partners LP (NYSE: MMP), a refined products and crude transportation company that benefited from a strong Cushing, Oklahoma, Gulf Coast, and West Texas position.

The largest detractors from the Fund’s performance for the year were Alliance Resource Partners LP (NYSE: ARLP), PetroLogistics LP (NYSE: PDH), and Buckeye Partners LP (NYSE: BPL).  ARLP had the macro cloud of a negative environment for the coal industry although fundamentally their internal growth remained solid.  PDH and BPL had company-specific operational issues, but the primary factor contributing to the underperformance of these companies was their lack of visibility to future earnings growth.

We continue to believe that crude focused companies and GPs will lead 2013 performance and are seeking opportunities to participate in those subsectors.  As an example, the Fund participated in the initial public offering of MPLX LP (NYSE:MPLX), a crude-focused company spun out of Marathon Petroleum Corporation (NYSE:MPC) in October 2012.  MPC owns one of the largest networks of pipeline systems in the U.S. based on volume and MPLX took a 51% ownership in those assets.  MPLX has no debt, the majority of its revenue is fee based and there appears to be strong growth potential based on other infrastructure assets held at MPC.

2013 Outlook

The domestic macroeconomic landscape continues to be front and center, and while we have seen certain key risks reduced, others remain.  On the positive side, there have been signs that the U.S. economy is improving.  Additionally, accommodative central bank policy action here and globally has been astounding.  On the negative side, key risks include China’s “hard landing,” Eurozone economic weakness, the budget debates in the U.S. and Middle East instability.

Nonetheless, we remain positive about the long term opportunities for MLPs.  We believe ongoing discovery and development of shale gas and crude oil should continue to drive demand for energy infrastructure for many years to come.  We believe the current slate of accretive, fee-based projects announced by MLPs coupled with strong underlying sector fundamentals supports our estimates of potential positive multi-year annual distribution growth in a stable natural gas and crude oil and price environment.

We believe MLP distribution growth, in addition to a favorable current yield for the sector, presents a very compelling total return story going forward.  Valuations for MLPs are within historical averages, and given the Federal Reserve’s expectation of continued low interest for the near future, we think the thirst for MLP yield in a low-yielding environment will continue.

Barring extreme negative macro or policy driven outcomes, we remain optimistic that the coming year will continue to be a favorable environment for MLPs to perform well.  We believe that the crude oil infrastructure build out is in the early stages of development, similar to where the natural gas industry was a decade ago.  The continued increasing domestic production of crude oil from existing mature basins like the Permian and new basins such as the Eagle Ford and Bakken have created the need for new infrastructure.  Additionally, as the MLP space matures, new investment products should continue to attract significant capital, which could then further drive demand for the sector.

In closing, we at Swank Capital, LLC and Cushing® MLP Asset Management, LP truly appreciate your support and we look forward to helping you achieve your investment goals in the coming year.

Sincerely,

Jerry V. Swank
Chief Executive Officer

This performance update, which has been furnished on a confidential basis to the recipient, does not constitute an offer of any securities, which may be made only by means of a private placement memorandum or similar materials which contain a description of material terms and risks.

Views and opinions expressed above are those of the portfolio managers as of the date of this report and are subject to change at any time based on factors such as market and economic conditions, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.  Current performance may be higher or lower.  Certain statements in this report are forward-looking statements.  Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments.  Please refer to the Schedule of Investments for a complete list of Fund holdings.  The forward-looking statements and other views expressed herein are those of the Fund’s portfolio managers as of the date of this report.  Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors.  The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

An investment in the Fund involves risk.  Principal loss is possible.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests in MLPs, which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments.  Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business.  MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment.  Investments in smaller companies involve additional risks such as limited liquidity and greater volatility.  Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete list of fund holdings.

The Cushing® 30 MLP Index (“Cushing 30”) tracks the performance of 30 publicly traded MLP securities that hold midstream energy infrastructure assets in North America, chosen according to a proprietary fundamental scoring model developed by Cushing® MLP Asset Management, LP to rank potential MLPs for inclusion in the Cushing 30.  The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.  Neither of these indices includes fees or expenses.  It is not possible to invest directly in an index.

The Cushing® MLP Infrastructure Fund

ALLOCATION OF PORTFOLIO ASSETS November 30, 2012
(Expressed as a Percentage of Total Investments)

Natural Gas Transportation & Storage*, 7.4%
Upstream*, 3.9%
Large Cap Diversified*, 32.2%
Short-Term Investments, 1.3%
General Partnerships*^, 15.3%
Natural Gas Gatherers & Processors*, 15.5%
Crude Oil & Refined Products*, 24.4%

Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.

* Master Limited Partnerships and Related Companies
^ Common Stock

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
SCHEDULE OF INVESTMENTS

	November 30, 2012

	Shares	Fair Value
Common Stock - 6.7% (1)
General Partnerships - 6.7% (1)
United States - 6.7% (1)
Kinder Morgan, Inc.	22,500	$761,850
Targa Resources Corporation	10,300	515,927
		1,277,777

Total Common Stock (Cost $1,115,930)		$1,277,777

Master Limited Partnerships and Related Companies - 92.1% (1)
Crude Oil & Refined Products - 24.5% (1)
United States - 24.5% (1)
Blueknight Energy Partners, L.P.	83,000	$532,860
Genesis Energy, L.P.	23,200	832,184
Holly Energy Partners, L.P.	2,600	174,590
MPLX, L.P.	28,400	819,340
NuStar Energy L.P.	10,400	476,736
Oiltanking Partners, L.P.	10,100	374,811
Sunoco Logistics Partners, L.P.	17,000	863,940
Tesoro Logistics, L.P.	13,125	605,062
		4,679,523
General Partnerships - 8.6% (1)
United States - 8.6% (1)
Alliance Holdings GP, L.P.	15,600	715,884
Energy Transfer Equity, L.P.	20,580	935,773
		1,651,657
Large Cap Diversified - 32.2% (1)
United States - 32.2% (1)
Enbridge Energy Partners, L.P.	12,725	369,279
Energy Transfer Partners, L.P.	14,000	614,460
Enterprise Products Partners, L.P.	21,150	1,096,204
Kinder Morgan Energy Partners, L.P.	9,500	774,345
Kinder Morgan Management, LLC (2)(3)(4)	-	11
Magellan Midstream Partners, L.P.	22,200	987,456
ONEOK Partners, L.P.	9,700	565,025
Plains All American Pipeline, L.P.	25,416	1,183,877
Williams Partners, L.P.	11,125	566,374
		6,157,031

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
SCHEDULE OF INVESTMENTS (Continued)

	November 30, 2012

	Shares	Fair Value
Master Limited Partnerships and Related Companies - 92.1% (1) (Continued)
Natural Gas Gatherers & Processors - 15.5% (1)
United States - 15.5% (1)
Access Midstream Partners, L.P.	11,350	$397,137
DCP Midstream Partners, L.P.	8,675	363,309
MarkWest Energy Partners, L.P.	13,368	690,858
Targa Resources Partners, L.P.	17,738	668,190
Western Gas Partners, L.P.	17,234	843,777
		2,963,271
Natural Gas Transportation & Storage - 7.4% (1)
United States - 7.4% (1)
El Paso Pipeline Partners, L.P.	15,938	594,966
EQT Midstream Partners, L.P.	26,600	817,152
		1,412,118
Upstream - 3.9% (1)
United States - 3.9% (1)
Linn Energy, LLC	18,825	746,035

Total Master Limited Partnerships and Related Companies (Cost $15,908,890)		$17,609,635

Short-Term Investments - Investment Companies - 1.3% (1)
United States - 1.3% (1)
AIM Short-Term Treasury Portfolio Fund - Institutional Class, 0.02% (5)	48,176	$48,176
Fidelity Government Portfolio Fund - Institutional Class, 0.01% (5)	51,124	51,124
Fidelity Money Market Portfolio - Institutional Class, 0.14% (5)	51,124	51,124
First American Government Obligations Fund - Class Z, 0.02% (5)	51,124	51,124
Invesco STIC Prime Portfolio, 0.09% (5)	51,124	51,124
Total Short-Term Investments (Cost $252,672)		$252,672

Total Investments - 100.1% (1) (Cost $17,277,492)		$19,140,084
Liabilities in Excess of Other Assets - (0.1)% (1)		(28,232)
Total Net Assets Applicable to Common Stockholders - 100.0% (1)		$19,111,852

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	No distribution or dividend was made during the year ended November 30, 2012. As such, it is classified as a non-income producing security as of November 30, 2012.
(3)	Security distributions are paid-in-kind.
(4)	Shares are less than one but greater than zero.
(5)	Rate reported is the current yield as of November 30, 2012.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
STATEMENT OF ASSETS & LIABILITIES

November 30, 2012
Assets
Investments at fair value (cost $17,277,492)	$19,140,084
Cash	15,175
Other assets	20,297
Total assets	19,175,556

Liabilities
Payable to Adviser	20,629
Accrued expenses	13,075
Other payables	30,000
Total liabilities	63,704
Net assets
$19,111,852

Net Assets Consisting of
Additional paid-in capital	$15,484,131
Accumulated net investment income	1,226,186
Accumulated realized gain	538,943
Net unrealized appreciation on investments	1,862,592
Net assets	$19,111,852

Net Asset Value, 26,414.27 units outstanding	$723.54

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
STATEMENT OF OPERATIONS

Year ended November 30, 2012
Investment Income
Distribution income	$890,895
Interest income	44
Total Investment Income	890,939

Expenses
Advisory fees	168,884
Professional fees	80,859
Administrator fees	24,441
Fund accounting fees	10,000
Transfer agent fees	4,745
Reports to unitholders	3,306
Custodian fees and expenses	2,000
Trustees' fees	1,500
Registration fees	1,036
Other expenses	6,542
Total Expenses	303,313
Less: expense reimbursement by Adviser	(97,886)
Net Expenses	205,427
Net Investment Income	685,512

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(21,948)
Net change in unrealized appreciation of investments	1,527,428
Net Realized and Unrealized Gain on Investments	1,505,480
Increase in Net Assets Resulting from Operations	$2,190,992

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30, 2012	Year Ended November 30, 2011

Operations
Net investment income	$685,512	$449,671
Net realized gain (loss) on investments	(21,948)	494,756
Net change in unrealized appreciation (depreciation) of investments	1,527,428	(126,930)
Net increase in net assets resulting from operations	2,190,992	817,497
Dividends and Distributions to Common Unitholders
Net investment income	-	-
Return of capital	(825,525)	(441,156)
Total dividends and distributions to common unitholders	(825,525)	(441,156)
Capital Share Transactions (Note 7)
Proceeds from unitholder subscriptions	5,219,022	6,838,000
Distribution reinvestments	693,013	371,210
Payments for redemptions	(303,433)	(340,000)
Net increase in net assets from capital share transactions	5,608,602	6,869,210
Total increase in net assets	6,974,069	7,245,551
Net Assets
Beginning of year	12,137,783	4,892,232
End of year	$19,111,852	$12,137,783
Accumulated net investment income at the end of the year	$1,226,186	$540,674

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
STATEMENT OF CASH FLOWS

Year Ended November 30, 2012
OPERATING ACTIVITIES

Increase in Net Assets Resulting from Operations	$2,190,992
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by operating activities
Net realized loss on sales of investments	21,948
Net change in unrealized appreciation of investments	(1,527,428)
Purchases of investments in securities	(25,231,873)
Proceeds from sales of investments in securities	19,882,243
Purchases of short-term investments	(252,672)
Changes in operating assets and liabilities
Due from broker	515,325
Other assets	(32)
Payable to Advisor	20,520
Accrued expenses and other liabilities	13,075
Net cash used in operating activities	(4,367,902)
FINANCING ACTIVITIES
Proceeds from issuance of units, net of advance subscriptions	4,819,022
Payments for redemptions of units	(303,433)
Distributions paid	(132,512)
Net cash provided by financing activities	4,383,077
INCREASE IN CASH	15,175

CASH:
Beginning of year	-
End of year	$15,175

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Distribution Reinvestment	$693,013

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
FINANANCIAL HIGHLIGHTS

Year Ended November 30, 2012		Year Ended November 30, 2011	Period From March 1, 2010 (1) through November 30, 2010
Per Unit Data (2)
Net Asset Value, beginning of period	$662.02	$619.78	$500.00
Income from Investment Operations:
Net investment income	28.29	29.24	17.60
Net realized and unrealized gain on investments	69.18	43.66	102.18
Total increase from investment operations	97.47	72.90	119.78
Less Distributions:
Net investment income	-	-	-
Return of capital	(35.95)	(30.66)	-
Total distributions to common stockholders	(35.95)	(30.66)	-
Net Asset Value, end of period	$723.54	$662.02	$619.78

Total Investment Return (3)	14.7%	12.0%	24.0	%(4)
Supplemental Data and Ratios
Net assets, end of period	$19,111,852	$12,137,783	$4,892,232

Ratio of expenses to average net assets before waiver (5)	1.8%	1.6%	7.5%

Ratio of expenses to average net assets after waiver (5)	1.2%	1.0%	1.0%

Ratio of net investment income (loss) to
average net assets before waiver (5)	3.4%	4.0%	(2.2)%

Ratio of net investment income (loss) to
average net assets after waiver (5)	4.0%	4.6%	4.3%

Portfolio turnover rate	122.64%	129.02%	28.32	%(4)

(1) Commencement of operations
(2) Information presented relates to a unit outstanding for the entire period.
(3) Individual returns and ratios may vary based on the timing of capital transactions.
(4) Not annualized.
(5) For periods less than one full year all income and expenses are annualized.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2012

1. Organization
The Cushing® MLP Infrastructure Fund (the "Fund"), was organized as a Delaware statutory trust pursuant to an agreement and declaration of trust, dated January 15, 2010 (the “Declaration of Trust”).  The Fund’s investment objective is to seek to produce current income and capital appreciation.  Effective August 1, 2012, the Fund registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.  The Fund commenced operations on March 1, 2010.  The Fund is managed by Cushing® MLP Asset Management, LP (formerly known as Swank Energy Income Advisors, LP) (the “Adviser”).

2. Significant Accounting Policies

A. Basis of Presentation
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification.

B. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements.  Actual results could differ from those estimates.

C. Investment Valuation
The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time.  The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)   The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.  If no sale is reported on that date, the Adviser utilizes, when available, pricing quotations from principal market markers.  Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market.

(ii)   The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees.  The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

D. Security Transactions, Investment Income and Expenses
Security transactions are accounted for on the date the securities are purchased or sold (trade date).  Realized gains and losses are reported on a specific identified cost basis.  Interest income is recognized on an accrual basis.  Distributions are recorded on the ex-dividend date.  Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital.  The Fund records investment income on the ex-date of the distributions.  These distributions are included in Distribution Income on the Statement of Operations.

Expenses are recorded on an accrual basis.

E. Dividends and Distributions to Stockholders
Dividends and distributions to unitholders are recorded on the ex-dividend date.  The character of dividends and distributions to unitholders are comprised of 100 percent return of capital.

F. Federal Income Taxation
The Fund does not record a provision for U.S. federal, state, or local income taxes because the unitholders report their share of the Fund’s income or loss on their income tax returns.  The Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states.  Generally, the Fund is subject to income tax examinations by major taxing authorities for all tax years since its inception.

In accordance with GAAP, the Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position.  The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities.  Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits as of November 30, 2012.  The Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months.  However, the Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with
U.S. federal and U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

The difference between book basis and tax basis is attributable primarily to net unrealized appreciation on investments.  The tax basis of the Fund’s investments as of November 30, 2012 was $17,277,492 and net unrealized appreciation was $1,862,592 (gross unrealized appreciation $2,080,058; gross unrealized depreciation $217,466).

G. Cash Flow Information
The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs and common stock dividends.  These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H. Indemnifications
Under the Fund’s organization documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties.  The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

I. Recent Accounting Pronouncement
In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”).  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs.  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  The Fund has adopted these amendments and they did not have a material impact on the financial statements.

3. Concentrations of Risk
The Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions to common unitholders.  The Fund seeks to achieve its investment objective by investing, under normal market conditions, in MLPs.

In the normal course of business, substantially all of the Fund’s securities transactions, money balances, and security positions are transacted with the Fund’s custodian, U.S. Bank, N.A.  The Fund is subject to credit risk to the extent any broker with whom it conducts business is unable to fulfill contractual obligations on its behalf.  The Adviser monitors the financial conditions of such brokers.

4. Agreements and Related Party Transactions
The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser.  Under the terms of the Agreement, the Fund pays the Adviser a management fee, calculated and payable monthly in advance, equal to 0.083% (1.0% per annum) of the net assets of the Fund determined as of the beginning of each calendar month for services and facilities provided by the Adviser to the Fund.

For the year ended November 30, 2012, the Adviser has agreed to waive a portion of its management fee and reimburse Fund expenses such that Fund operating expenses will not exceed 1.50%.  For the year ended November 30, 2012, the Adviser earned $168,884 in advisory fees and waived fees and reimbursed Fund expenses in the amount of $97,886.

The Adviser paid for $30,000 of the organizational costs on behalf of the Fund.  This is included in Other payables on the statement of assets and liabilities.
Jerry V. Swank, the founder and managing partner of the Adviser, is Chairman of the Fund’s Board of Trustees.

Effective August 1, 2012, the Fund terminated its administration agreement with JD Clark & Company and prime brokerage agreement with BNP Paribas Prime Brokerage, Inc.  The Fund engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator and transfer agent effective August 1, 2012.  The Fund pays the administrator a monthly fee computed at an annual rate of 0.07% of the first $100,000,000 of the Fund’s net assets, 0.04% on the next $200,000,000 of net assets and 0.04% on the balance of the Fund’s net assets, with a minimum annual fee of $45,000.

Also effective August 1, 2012, the Fund engaged U.S. Bank, N.A. to serve as its custodian.  The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Certain unitholders are affiliated with the Fund.  The aggregate value of the affiliated unitholders’ share of net assets at November 30, 2012 is approximately $302,000.

5. Fair Value Measurements
Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

●    Level 1 — quoted prices in active markets for identical securities
●    Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●    Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

	Fair Value Measurements at Reporting Date Using
Description	Fair Value at November 30,	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
	2012	(Level 1)	(Level 2)	(Level 3)
Assets Equity Securities Master Limited Partnerships and Related Companies (a) Common Stocks (a)	$17,609,635 1,277,777	$17,609,635 1,277,777	$-	$-
Total Equity Securities	18,887,412	18,887,412	-	-
Other Short-Term Investments	252,672	252,672	-	-
Total Other	252,672	252,672	-	-
Total Assets	$19,140,084	$19,140,084	$-	$-

(a) All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the year ended November 30, 2012.

During the year ended November 30, 2012, the Fund did not have any transfers between any of the levels of the fair value hierarchy.

6. Investment Transactions
For the year ended November 30, 2012, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $25,231,873 and $19,882,243 (excluding short-term securities), respectively.

7. Unit Transactions
Common units of beneficial interest (“Common Units”) of the Fund may be offered or sold in a private placement to persons who satisfy the suitability standards set forth in the Fund’s confidential offering memorandum.  The Fund generally offers Common Units on the first business day of each month.  As of November 30, 2012, the Fund had 26,414.27 Common Units outstanding.

The Fund generally intends to pay distributions quarterly, in such amounts as may be determined from time to time by the Fund’s Board of Trustees.  Unless a unitholder elects otherwise, distributions, if any, will be automatically reinvested in additional Common Units in the Fund.  For the year ended November 30, 2012, the Fund issued 1,012.41 units through its dividend reinvestment plan.

8. Subsequent Events
The Adviser has evaluated the impact of all subsequent events on the Fund.

From December 1, 2012 through January 28, 2013, the Fund accepted additional subscriptions of approximately $1,162,000 and accepted redemptions of approximately $56,000.  On January 11, 2013, the Fund issued a tender offer to repurchase up to 40% of the Fund’s outstanding units as of January 31, 2013.

On December 1, 2012, the Fund issued 274.64 units through its dividend reinvestment plan.

The Cushing® MLP Infrastructure Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Unitholders of The Cushing MLP Infrastructure Fund

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of The Cushing MLP Infrastructure Fund (the “Fund”) as of November 30, 2012, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, cash flows for the year then ended and financial highlights for each of the last two years then ended and for the period March 1, 2010 through November 30, 2010.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made my management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2012 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing MLP Infrastructure Fund as of November 30, 2012, and the results of its operations for the year then ended, the statement of changes in net assets for each of the two years then ended, cash flows for the year then ended and financial highlights for each of the last two years then ended and for the period March 1, 2010 through November 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

Rothstein Kass

Dallas, Texas
January 28, 2013

The Cushing® MLP Infrastructure Fund TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
November 30, 2012

Set forth below is information with respect to each of the Trustees and executive officers of the Trust, including their principal occupations during the past five years.  The business address of the Fund, its Trustees and executive officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

				Number of
		Term of		Portfolios in	Other
Name and Year of Birth	Position(s) Held with the Trust	Office and Length of Time Served	Principal Occupations During Past Five Years	Fund Complex(1) Overseen by Trustee	Directorships Held by Trustee During the Past Five Years

Independent Trustees Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2010	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	6	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).

Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2010	Retired. Private Investor with over 35 years of experience in asset management, investment banking and general business matters.	6	None.

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating, and Corporate Governance Committee	Trustee since 2010	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	6	Dorchester Minerals LP (2008 - present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)
Interested Trustees
Jerry V. Swank (1951)(2)	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2010	Managing Partner of the Adviser and founder Swank Capital, LLC of (2000 - present).	6
E-T Energy Ltd. (2008 - present). (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (storage and transportation of refined petroleum products and petrochemicals).

(1) The “Fund Complex” includes the Fund and each other registered investment company for which the Adviser serves as investment adviser.  As of the date hereof, there are six funds, including the Fund, in the Fund Complex.
(2) Mr. Swank is an “interested person” of the Fund, as defined under the Investment Company Act of 1940, as amended, by virtue of his position as Managing Partner of the Investment Adviser.

Executive Officers

The following provides information regarding the executive officers of the Fund who are not Trustees.  Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Term of
		Office and	Principal
Name and	Position(s) Held	Length of Time	Occupations During Past
Year of Birth	with the Trust	Served	Five Years

Daniel L. Spears (1972)	Executive Vice President	Officer since 2010	Partner and portfolio manager of the Adviser (2006 - present). Previously, investment banker at Banc of America Securities, LLC (1998 - 2006).

John H. Alban (1963)	Chief Financial Officer and	Officer since 2010
Chief Operating Officer (“COO”) and Chief Financial Officer of the Adviser (2010 - present).  Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 - 2009);
COO of Spinnerhawk Capital Management, L.P. (2005 - 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2010
General Counsel and Chief Compliance Officer of the Adviser (2010-present); Partner at Akin Gump Strauss Hauer &
Feld LLP (2005 - 2010); Vice President, Legal, Compliance and Administration at American Beacon Advisors (1995 - 2005);
Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 - 1995).

Elizabeth F. Toudouze (1962)	Executive Vice President	Officer since 2010	Partner of the Adviser (2006 – present). Previously, ran a family office.

Judd B. Cryer (1973)	Vice President	Officer since 2012
Managing Director and Senior Research Analyst of the Adviser (2005 - present). Previously, a consulting engineer at Utility Engineering Corp. (1999 - 2003)
and a project manager with Koch John Zink Company (1996 - 1998).

The Cushing® MLP Infrastructure Fund
ADDITIONAL INFORMATION (Unaudited)
November 30, 2012

Investment Policies and Parameters
The Commodity Futures Trading Commission (“CFTC”) has amended its Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met.  In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, beginning on January 1, 2013, the Fund will limit its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.  The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Officer Compensation
The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers.  For the year ended November 30, 2012, each Trustee agreed to waive his annual retainer until the Fund’s assets exceed $100 million.  During the year ended November 30, 2012, the aggregate compensation paid by the Fund to the independent trustees was $750.  The Fund did not pay any special compensation to any of its trustees or officers.  The Fund continuously monitors standard industry practices and this policy is subject to change.  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund toll-free at (877) 653-1415 and on the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements
This report contains “forward-looking statements” as defined under the U.S. federal securities laws.  Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature.  Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements.  These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC.  You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.  The Fund undertakes no obligation to update or revise any forward-looking statements made herein.  There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 will be available to stockholders (i) without charge, upon request by calling the Fund toll-free at (877) 653-1415; and (ii) on the SEC’s Web site at www.sec.gov.  The Fund was not registered with the SEC until August 1, 2012, therefore proxy voting information will be made available only from this date forward.

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov from August 1, 2012 forward.  In addition, you may review and copy the Fund’s Form NQ at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Privacy Policy
In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities.  This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections.  We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders.  We also maintain certain other safeguards to protect your nonpublic personal information.

The Cushing® MLP Infrastructure Fund
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (Unaudited)
November 30, 2012

On May 24, 2012, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing MLP Asset Management, LP (the “Adviser”).

Activities and Composition of the Board
The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”).  The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies.  The Independent Trustees have retained independent legal counsel to assist them in connection with their duties.  Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser, including, among other things, comparative information about the fees and expenses and performance of certain other closed-end funds.  The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement.  Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services
The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement.  The Board of Trustees reviewed certain background materials supplied by the Adviser in its presentation, including the Adviser’s Form ADV.

The Board of Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the amount of its current assets under management.  The Board of Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, polices and restrictions of the Fund.

The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board of Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics.

Consideration of Advisory Fees and the Cost of the Services
The Board of Trustees reviewed and considered the contractual annual advisory fee to be paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Board of Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with (a) a peer group of competitor funds (including traditional closed-end funds and closed-end interval funds) designated by the Adviser that manage publicly traded portfolios investing primarily in MLPs, (b) other products managed by the Adviser and (c) fees traditionally charged for these types of investment vehicles when they are structured as private investment vehicles.  Given the small universe of managers fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Board of Trustees further determined that the contractual annual advisory fee of 1.00% and the projected net total expense ratio (taking into account the contractual fee waiver of 1.50%), were the lowest management fee within the peer group, and the lowest total net expense ratio within the closed-end interval fund peer group.  Furthermore, the proposed fee structure was competitive with fee structures applicable to other similar products managed by the Adviser.  The Board of Trustees concluded that the investment advisory fees to be received by the Adviser with respect to the Fund were comparable, and in many aspects significantly lower than the fees charged to other investment vehicles within the Fund’s peer group and by the Adviser to its other similarly-situated clients.  The Board of Trustees also concluded that the terms of the proposed fee waiver and expense limitation agreement between the Fund and the Adviser, were not unreasonable.

Consideration of Investment Performance
The Board of Trustees regularly reviews the performance of the Fund throughout the year.  The Board of Trustees reviewed performance information comparing the performance of the Fund, net of fees, against several affiliated and unaffiliated industry indices, over several analysis periods ending May 2012, including year-to-date, trailing twelve months, and since inception.  The Board of Trustees concluded that the performance history for the Fund was very strong, outperforming each relevant index as of May 2012 for each of the year-to-date, trailing 12 months, and since inception periods.

Other Considerations The Board of Trustees received and considered a current and projected profitability analysis prepared by the Adviser based on the fees payable under the Agreement.  The Board of Trustees considered the profits, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund and concluded that the profit, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund is not unreasonable to the Fund.

The Board of Trustees considered whether economies of scale in the provision of services to the Fund will be passed along to the shareholders under the proposed agreements.  The Board of Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including soft dollar arrangements.  The Board of Trustees also concluded there were no material economics of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion
In selecting the Adviser as the Fund’s investment adviser and approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement.  The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement.  On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement.  It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was in the best interests of the Fund and its shareholders, and a majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its Audit Committee.  Mr. Brain Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other Services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2012	FYE 11/30/2011
Audit Fees	12,500	13,000
Audit-Related Fees	None	None
Tax Fees	12,500	13,000
All Other Fees	None	None

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Rothstein Kass applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2012	FYE 11/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2012	FYE 11/30/2011
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cushing® MLP Asset Management, LP (the “Investment Adviser”) serves as the investment adviser and general partner, respectively, of certain investment vehicles (the “Affiliate Funds” and, together with the registrant, each a “Client” and collectively, the “Clients”).  Through these relationships the Investment Adviser is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Adviser follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Adviser votes on behalf of each Client are voted to further the best interest of that Client.  The Policy establishes a mechanism to address any conflicts of interests between the Investment Adviser and the Client.  Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Adviser determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting.  The Investment Adviser votes in a manner that the Investment Adviser believes reasonably furthers the best interests of the Client and is consistent with the investment philosophy as set out in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility.  The Investment Adviser will cast votes for these matters on a case-by-case basis.  The Investment Adviser will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Adviser and a Client, the Investment Adviser will resolve the conflict before voting the proxies.  The Investment Adviser will either disclose the conflict to the Client and obtain consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Adviser’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Adviser maintains records of (i) all proxy statements and materials the Investment Adviser receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests.  Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Jerry V. Swank, Elizabeth F. Toudouze and John M. Musgrave (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio manager as of the date of this filing:

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years
Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer and President since 2007.	Managing Partner of the Investment Adviser since 2003.
Elizabeth F. Toudouze	Executive Vice President since 2010.	Partner and portfolio manager of the Investment Adviser since 2006.
John M. Musgrave	Portfolio Manager since 2012.	Senior Vice President and Senior Research Analyst of the Investment Adviser since 2007.

(a)(2)  The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2012:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee

Jerry V. Swank
Registered investment companies	6	$1,226,310,306	0	$ 0

Other pooled investment vehicles	8	$736,408,561	7	$721,616,667

Other accounts	3	$32,616,075	1	$16,547,770

Elizabeth F. Toudouze
Registered investment companies	1	$19,155,976	0	$0

Other pooled investment vehicles	1	$15,791,894	0	$0

Other accounts	4	$237,117,921	1	$55,753,168

John M. Musgrave
Registered investment companies	1	$19,155,976	0	$ 0

Other pooled investment vehicles	3	$110,563,189	3	$110,563,189

Other accounts	1	$ 15,141,863	1	$15,141,863

(iv) Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, the Affiliated Funds, in which the Cushing MLP Infrastructure Fund (the “Fund”) will have no interest.  The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of the proprietary accounts of the Investment Adviser and its affiliates and other customer accounts may compete with the Fund for specific trades.  The Investment Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though the investment objectives and policies of the other accounts may be similar to the Fund’s. Situations may occur where the Fund could be disadvantaged as a result of the investment activities conducted by the Investment Adviser and its affiliates for other accounts resulting in, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limits on the size of the Fund’s position, or difficulty in liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position.  Notwithstanding these potential conflicts of interest, the Investment Adviser, the Fund’s Board of Trustees and its officers have a fiduciary obligation to act in the Fund’s best interest.

The Fund’s investment opportunities may be limited by potential affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies.  Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions, that may not be announced to the public.  It is possible that the Fund could be precluded from investing in an MLP or other natural resource company as a result of such an occurrence.

The Investment Adviser manages several private managed accounts.  Some of these Affiliated Funds have investment objectives that are similar to or overlap with the Fund’s investment objectives. Further, the Investment Adviser may at some time in the future manage other investment funds with the same or similar investment objective as the Fund.

Investment decisions for the Fund are made independently from those of other Clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more Clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the Clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the Clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund’s Board of Trustees.  In some cases, this system may adversely affect the price or size of the position obtained by the Fund.

The Fund’s investment opportunities may be limited by the availability of investment opportunities in the MLPs and other natural resource companies that the Investment Adviser evaluates for the Affiliated Funds.  To the extent a potential investment is appropriate for the Fund and one or more of the Affiliated Funds, the Investment Adviser will fairly allocate that investment to the Fund or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions.  Under such circumstances, there may be an attractive limited investment opportunity otherwise suitable for the Fund in which the Fund cannot invest because of the particular allocation method being used for that investment.

Under the Investment Company Act of 1940 (the “1940 Act”), the Fund and its Affiliated Funds may be precluded from co-investing in private placements of securities.  Except as permitted by law or positions of the staff of the Securities and Exchange Commission, the Investment Adviser will not co-invest its other Clients’ assets in private transactions in which the Fund invests.  To the extent the Fund is precluded from co-investing in such transactions, the Investment Adviser will allocate private investment opportunities among its Clients, including but not limited to the Fund and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each Client has available for investment and the Client’s investment objectives.  These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund.

(a)(3) As of November 30, 2012:

Compensation

Messrs. Swank and Musgrave and Ms. Toudouze are compensated by the Investment Adviser.  Mr. Swank and Mr. Toudouze are principals of the Investment Adviser and are compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser.  The partnership distributions are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period.  Some of the other accounts managed by Messrs. Swank and Musgrave and Ms. Toudouze, including the Affiliated Funds, have investment strategies that are similar to the Fund’s investment strategy.  However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

(a)(4)  As of November 30, 2012:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio manager:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant
Jerry V. Swank	$ 500,001 – 1,000,000(1)
Elizabeth F. Toudouze	None
John M. Musgrave	None
(1)	Includes securities owned by the Investment Adviser. By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the securities held by the Investment Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 08/01/2012-08/31/2012	0	0	0	0
Month #2 09/01/2012-09/30/2012*	0	0	0	0
Month #3 10/01/2012-10/31/2012	0	0	0	0
Month #4 11/01/2012-11/30/2012	0	0	0	0
Month #5	0	0	0	0
Month #6	0	0	0	0
Total	0	0	0	0
*The Fund issued a tender offer on August 1st, 2012.  The tender offer enabled up to 40% to be redeemed by unitholders.  The tendered shares were paid out at the September 28th, 2012 net asset value per share.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Cushing MLP Infrastructure Fund

By (Signature and Title)             /s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date             February 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)               /s/ Jerry V. Swank
 Jerry V. Swank, President & Chief Executive Officer

Date             February 8, 2013

By (Signature and Title)               /s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date             February 8, 2013